SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) December 6, 1996
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                           FLEET FINANCIAL GROUP, INC.
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             (Exact name of registrant as specified in its charter)

                                  RHODE ISLAND
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                 (State or other jurisdiction of incorporation)

                   1-6366                              05-0341324
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           (Commission File Number)          (IRS Employer Identification No.)

               One Federal Street, Boston, MA                 02110
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               (Address of principal executive offices)     (Zip Code)

        Registrant's telephone number, including area code: 617-292-2000
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          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

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Item 5. Other Events.


      Pursuant to a Purchase Agreement dated December 6, 1996 by and among Fleet Financial Group, Inc. ("Fleet"), Fleet Capital Trust II ("Fleet Capital" or the "Trust") and Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, CS First Boston Corporation, Salomon Brothers Inc and UBS Securities LLC (the "Underwriters"), a copy of which is attached hereto as
Exhibit 1, Fleet Capital agreed to issue and sell to the Underwriters 250,000 7.92% Capital Securities, which represent undivided preferred beneficial interests in the assets of Fleet Capital, at a price to the public of $998.96 per Capital Security. The closing of the sale of the Capital Securities took place on December 11, 1996.

      Fleet will own all of the Common Securities (the "Common Securities," and together with the Capital Securities, the "Trust Securities") representing undivided beneficial interests in the assets of Fleet Capital. Upon an event of default under Fleet Capital's Declaration of Trust (the "Declaration"), the holders of Capital Securities will have a preference over the holders of the Common Securities with respect to payments of distributions and payments upon redemption, liquidation and otherwise. Fleet Capital exists for the sole purpose of issuing the Trust Securities and investing the proceeds thereof in an equivalent amount of 7.92% Junior Subordinated Debentures due 2026 (the "Junior Subordinated Debentures") of Fleet. The Junior Subordinated Debentures will mature on December 11, 2026 (the "Stated Maturity").

      The Capital Securities and Junior Subordinated Debentures were registered under a Registration Statement on Form S-3 (No. 333-15435) filed with the Securities and Exchange Commission (the "Registration Statement").

      Holders of the Capital Securities are entitled to receive cumulative cash distributions at an annual rate of 7.92% of the liquidation amount of $1,000 per Capital Security, accruing from the date of original issuance and payable semi-annually in arrears on June 15 and December 15 of each year, commencing June 15, 1997 ("distributions"). The payment of distributions out of moneys held by Fleet Capital and payments on liquidation of Fleet Capital or the redemption of Capital Securities are guaranteed by Fleet (the "Guarantee"). The Guarantee covers payments of distributions and other payments on the Capital Securities if and to the extent that Fleet Capital has funds available therefor, which will not be the case unless Fleet has made a payment of interest or principal or other payments on the Junior Subordinated Debentures held by Fleet Capital as its sole asset. The Guarantee, when taken together with Fleet's obligations under the Junior Subordinated Debentures and the related Indenture and its obligations under the Declaration, including its liabilities to pay costs, expenses, debts and obligations of Fleet Capital (other than with respect to the Trust Securities), provide a full and unconditional guarantee of amounts due on the Capital Securities.

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      The obligations of Fleet under the Guarantee are subordinate and junior in right of payment to all other liabilities of Fleet and rank pari passu with the most senior preferred stock issued, from time to time, if any, by Fleet. The obligations of Fleet under the Junior Subordinated Debentures are subordinate and junior in right of payment to all present and future Senior Indebtedness and Other Financial Obligations (each as defined in the Registration Statement) of Fleet, which aggregated approximately $4.0 billion (holding company only) at September 30, 1996, and rank pari passu with Fleet's other general unsecured creditors. In addition, because Fleet is a holding company, the Junior Subordinated Debentures are effectively subordinated to all existing and future liabilities of Fleet's subsidiaries, including depositors.

      So long as Fleet shall not be in default in the payment of interest on the Junior Subordinated Debentures, Fleet has the right to defer payments of interest on the Junior Subordinated Debentures by extending the interest payment period on the Junior Subordinated Debentures at any time for up to 10 consecutive semi-annual periods (each, an "Extension Period"), provided that an Extension Period may not extend beyond the Stated Maturity of the Junior Subordinated Debentures. If interest payments are so deferred, distributions on the Capital Securities will also be deferred. During such Extension Period, distributions will continue to accrue with interest thereon (to the extent permitted by applicable law) at an annual rate of 7.92% percent per annum compounded semi-annually, and during any Extension Period, holders of Capital Securities will be required to include such deferred interest in their gross income for United States federal income tax purposes in advance of receipt of the cash distributions with respect to such deferred interest. There could be multiple Extension Periods of varying lengths throughout the term of the Junior Subordinated Debentures.

      The Trust Securities will be subject to mandatory redemption (i) in whole but not in part, on the Stated Maturity upon repayment of the Junior Subordinated Debentures, at a redemption price equal to the principal amount of, plus accrued interest on, the Junior Subordinated Debentures, (ii) in whole but not in part, at any time, contemporaneously with the optional prepayment of the Junior Subordinated Debentures, upon the occurrence and continuation of a Special Event (as defined in the Registration Statement) at a redemption price equal to the Special Event Prepayment Price (as defined herein), and (iii) in whole or in part, on or after December 15, 2006, contemporaneously with the optional prepayment by Fleet of the Junior Subordinated Debentures, at a redemption price equal to the Optional Prepayment Price (as defined herein).

      The Junior Subordinated Debentures will be prepayable prior to the Stated Maturity at the option of Fleet (i) at any time prior to December 15, 2006, in whole but not in part, upon the occurrence and continuation of a Special Event, at a prepayment price (the "Special Event Prepayment Price") equal to the greater of (a) 100% of the principal amount thereof or (b) the sum, as determined by a Quotation Agent (as defined in the Registration Statement), of the present values of the principal amount and premium payable as part of the Optional Prepayment Price with respect to an optional prepayment on December 15, 2006, together with scheduled payments of interest from the prepayment date to December 15, 2006, in each case discounted to

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the prepayment date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Adjusted Treasury Rate (as defined in the Registration Statement) or (ii) on or after December 15, 2006, in whole or in part, at a prepayment price (the "Optional Prepayment Price") equal to 103.908% of the principal amount thereof on December 15, 2006, declining ratably on each December 15 thereafter to 100% on or after December 15, 2016, plus, in either case, accrued interest thereon to the date of prepayment.

      Fleet will have the right at any time to liquidate Fleet Capital and cause the Junior Subordinated Debentures to be distributed to the holders of the Trust Securities. Any such redemption or distribution of the Junior Subordinated Debentures may require the prior approval of the Board of Governors of the Federal Reserve System, if such approval is then required under applicable law, rules, guidelines or policies. In the event of the involuntary or voluntary dissolution, winding-up or termination of Fleet Capital, the holders of the Capital Securities will be entitled to receive for each Capital Security a liquidation amount of $1,000 plus accrued and unpaid distributions thereon (including interest thereon) to the date of payment, unless, in connection with such dissolution, the Junior Subordinated Debentures are distributed to the holders of the Capital Securities.

Item 7. Financial Statements and Exhibits.

      The following exhibits are filed as part of this report:

   Item 601
Exhibit Table
  Reference       Exhibit Title
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1                 Purchase Agreement dated December 6, 1996 by and among Fleet, the Trust and Merrill Lynch & Co., CS First Boston
                  Corporation, Salomon Brothers Inc and UBS Securities LLC

4(a) Amended and Restated Declaration of Trust of Fleet Capital Trust II dated December 11, 1996 between Fleet and The First National Bank of Chicago, as Trustee.

4(b) Indenture dated December 11, 1996 between Fleet and The First National Bank of Chicago, as Trustee.

4(c) Supplemental Indenture dated December 11, 1996 between Fleet and The First National Bank of Chicago, as Trustee.

4(d)              Form of Preferred Security (included in Exhibit 4(a)).

4(e)              Form of Junior Subordinated Debenture (included in Exhibit
                  4(c)).

4(f) Preferred Securities Guarantee dated December 11, 1996 between Fleet and The First National Bank of Chicago, as Trustee.

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed in its behalf by the undersigned hereunto duly authorized.

                                        FLEET FINANCIAL GROUP, INC.


                                        By: /s/ William C. Mutterperl
                                           ---------------------------------
                                                William C. Mutterperl
                                                Senior Vice President, Secretary
                                                 and General Counsel

Date:  December 19, 1996